UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – May 21, 2019

CODORUS VALLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15536	23-2428543
(State or other jurisdiction of of incorporation)	(Commission File Number)	(IRS Employer Number)

105 Leader Heights Road P.O. Box 2887 York, Pennsylvania	17405-2887
(Address of principal executive offices)	(Zip code)

717-747-1519

(Registrant’s telephone number including area code)

N/A

(Former name or address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $2.50 par value	CVLY	NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 21, 2019, the Corporation held its 2019 Annual Meeting. Notice of the meeting was mailed to shareholders of record on or about April 5, 2019, together with proxy solicitation materials prepared in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder. As of the record date, there were a total of 9,457,820 shares of common stock outstanding and entitled to vote at the Annual Meeting, and 8,174,574 shares were represented at the Annual Meeting, in person or by proxy. The following proposals were voted on at the Annual Meeting.

Proposal 1 – Election of two Class B directors, each to serve for a term of three years

There was no solicitation in opposition to the nominees of the Board of Directors for election to the Board and all such nominees were elected. The number of votes cast for or withheld, as well as the number of abstentions and broker non-votes, for each of the nominees for election to the Board of Directors, was as follows:

Director	Votes For	Votes Withheld	Broker Non-Vote
Cynthia A. Dotzel, CPA	6,894,108	409,295	871,171
Harry R. Swift, Esq.	6,313,437	989,966	871,171

Proposal 2 – Approve an advisory, non-binding resolution regarding executive compensation.

The proposal to approve the compensation of the Corporation's named executive officers was approved by the required affirmative vote of a majority of the shares of common stock present at the meeting, in person or by proxy. The number of votes cast for and against, as well as the number of abstentions and broker non-votes on this proposal, was as follows:

Votes For	Votes Against	Abstain	Broker Non-Vote
6,059,126	443,561	800,716	871,171

Proposal 3 – Ratify the appointment of BDO USA, LLP as Codorus Valley Bancorp, Inc.'s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2019.

The proposal to ratify the appointment of BDO USA, LLP as the Corporation's independent registered public accounting firm for the year ending December 31, 2019 was approved by the affirmative vote of a majority of the shares present at the meeting, in person or by proxy. The number of votes cast for and against, as well as the number of abstentions and broker non-votes on this proposal, was as follows:

Votes For	Votes Against	Abstain	Broker Non-Vote
7,984,965	20,615	168,994	0

Proposal 4 – Approve an advisory, non-binding resolution on the frequency of future advisory votes regarding executive compensation.

Voting on the frequency on the advisory vote regarding the executive compensation was as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
5,266,785	287,379	245,923	1,503,316	871,171

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Codorus Valley Bancorp, Inc.

Date: May 21, 2019	By: /s/ Larry J. Miller
Larry J. Miller,
Chairman, President and
Chief Executive Officer
(Principal Executive Officer)